06/21/2001TER                                       33



06/21/2001TER



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




        Date of Report (Date of earliest event reported) November 8, 2002

                          THE SPORTS CLUB COMPANY, INC.


              Delaware                     1-13290                95-4479735
  (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
           incorporation)                                    Identification No.)

11100 Santa Monica Boulevard, Suite 300
        Los Angeles, California                                      90025
(address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable






                           Index of Exhibits on Page 2

Item 5.           Other Events

     On November 8, 2002, the Company amended its Loan Agreement with Comerica Bank - California effective as of October 31, 2002. The amended agreement extends the maturity date of the Company's credit facility until November 1, 2003. Certain financial covenants regarding Effective Tangible Net Worth, Unsubordinated Liabilities to Effective Tangible Net Worth and minimum EBITDA levels have also been revised.

     The loan agreement amendment added KASCY, L.P., an affiliate of Kayne Anderson Capital Advisors, L.P. as a leading participant in the credit facility. Kayne Anderson Capital Advisors, L.P. and certain of its affiliates own all of the Company's Series B Redeemable Preferred Stock. The credit facility increases from $10.0 million to $15.0 million once KASCY, L.P. satisfies certain regulatory requirements. This is anticipated to be accomplished in the next several months.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

99.1 Sixth Amendment to Fourth Amended and Restated Loan Agreement by and among the Company and certain of its subsidiaries, Comerica Bank- California and KASCY, L.P. dated October 31, 2002.

99.2 Consent and Reaffirmation of Intercreditor and Subordination Agreement dated as of October 31, 2002 among the Company and certain of its subsidiaries, Comerica Bank - California and U.S. Bank Trust, National Association.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                           THE SPORTS CLUB COMPANY, INC.



                                             By:  /s/ Timothy O'Brien
                                                  Timothy O'Brien
                                                  Chief Financial Officer

                                                  November 12, 2002

                                  EXHIBIT 99.1

                        SIXTH AMENDMENT TO FOURTH AMENDED
                           AND RESTATED LOAN AGREEMENT


     THIS SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made and entered into as of October 31, 2002 by and among: (a) The Sports Club Company, Inc., a Delaware corporation; Pontius Realty, Inc., a California corporation; The SportsMed Company, Inc., a California corporation; LA/Irvine Sports Clubs, Ltd., a California limited partnership; Talla New York, Inc., a New York corporation; SCC Sports Club, Inc., a Texas corporation; Irvine Sports Club, Inc., a California corporation; SCC Nevada, Inc. f/k/a Green Valley Spectrum Club, Inc.; Sports Club, Inc. of California, a California corporation; SF Sports Club, Inc., a Delaware corporation; Washington D.C. Sports Club, Inc., a Delaware corporation; HFA Services, Inc., a California corporation; SCC California, Inc., a California corporation; SCC Development Company, a California corporation; SCC Realty, Inc., a California corporation; and NY Sports Club, Inc. (collectively, the "Borrowers"); (b) Comerica Bank-California ("Comerica") as a Bank; KASCY, L.P., a California limited partnership ("Kayne Anderson") as a Bank; and (c) Comerica Bank-California, as agent (in such capacity, the "Agent") for the banks (the "Banks") that are parties to the Loan Agreement (as defined below), and is made with reference to the following:

         A. Comerica, the Agent and the Borrowers have entered into that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999, and amended pursuant to that certain First Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment"), dated as of December 3, 1999, that certain Second Amendment to Fourth Amended and Restated Loan Agreement dated as of August 10, 2000 (the "Second Amendment"), that certain Third Amendment to Fourth Amended and Restated Loan Agreement dated as of June 1, 2001 (the "Third Amendment"), that certain Letter Agreement re: Waiver of Covenant Compliance dated as of March 14, 2002, that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement dated as of May 31, 2002 (the "Fourth Amendment"), and that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement dated as of August 30, 2002 (the "Fifth Amendment") (as amended, as the same may hereafter be amended, modified, extended and/or restated, from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, the Bank has made certain Loans to the Borrowers and has committed to make additional Loans in the future upon the satisfaction of certain conditions.

     B. Upon the Commitment Increase Effective Date, Kayne Anderson is to be added to the Loan Agreement as a Bank Pursuant to Section 11.12 of the Loan Agreement.

     C. The Borrowers, the Agent and the Banks wish to amend the Loan Agreement as more particularly set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, conditions and covenants contained herein, the parties hereby agree as follows:

1. Defined Terms.

(a) "Effective Date" shall mean the date on which each of the conditions precedent set forth in Section 6 of this Amendment is satisfied.

(b) "Increased Commitment Effective Date" shall mean the third Business Day after the date on which each of the conditions precedent set forth in Section 7 hereof is satisfied.

(c) All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.


2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a) Extension of Maturity Date. Effective as of the Effective Date, the definition of "Maturity Date" is amended to read in full as follows:

                           "Maturity Date" means November 1, 2003, subject to
                  the option of all Banks, in their sole and absolute discretions, following the written request of Borrowers, to be received by Agent no later than sixty (60) days prior to each scheduled Maturity Date, and subject to such terms and conditions as all Banks may require, to extend the Maturity Date for an additional period of one year.

     (b) Borrower Name Changes. The name of each of the following Borrowers has been changed to the following:


                        Prior Name                               New Name

             The Spectrum Club Company, Inc.             SCC California, Inc.
             Canoga Agoura Spectrum Club, Inc.           SCC Development Company
             Green Valley Spectrum Club, Inc.            SCC Nevada, Inc.
             Spectrum Club, Anaheim                      SCC Realty, Inc.

Effective as of the Effective Date, any reference in the Loan Documents to the prior name of any such Borrower shall be deemed to be a reference to the new name of such Borrower, as set forth above.

     (c) Amendment to Financial Covenants. Effective as of the Effective Date, the following financial covenants are amended as follows:

(i) The definition of "Tangible Net Worth" in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

                                     "Tangible Net Worth" means, as of any date
                           of determination thereof, the consolidated net worth of Borrowers, excluding goodwill, patents, trademarks, trade names, organization expenses, capitalized acquisition expenses, deferred tax assets and money due from any Affiliate, officers, directors or shareholders of Borrowers or their Subsidiaries, determined in accordance with generally accepted accounting principles, consistently applied. For these purposes, the consolidated net worth of Borrowers shall include the stockholders equity derived from the 10,500 issued and outstanding shares of Class B Redeemable Preferred Stock, $.01 par value per share, of The Sports Club Company, Inc."

     (ii) Section 6.13 of the Loan Agreement is deleted in its entirety, and the following is inserted in lieu thereof:

     "6.13 Effective Tangible Net Worth. Permit Effective Tangible Net Worth to be less than the amount specified below as of the indicated fiscal quarter-end date of the Borrowers and their Subsidiaries: (i) on September 30, 2002, not less than $36,000,000 (ii) on December 31, 2002, not less than $31,000,000,
(iii) on March 31, 2003, not less than $28,000,0000,  (iv) on June 30, 2003, not less than $25,000,000, and (v) on September 30, 2003 and as of the end of each fiscal quarter of the Borrowers and their Subsidiaries thereafter through the Maturity Date, not less than $22,000,000."

     (iii) Amendment to Ratio of Total Unsubordinated Liabilities to Effective Tangible Net Worth Covenant. Section 6.14 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:


     "6.14 Ratio of Total Unsubordinated Liabilities to Effective Tangible Net Worth. Permit the Ratio of Total Unsubordinated Liabilities to Effective Tangible Net Worth to be greater than the amount specified below as of the indicated fiscal quarter-end date of the Borrowers and their Subsidiaries: (i) on September 30, 2002, 4.00:1.00; (ii) on December 31, 2002, 4.65:1.00, (iii) on
March  31,  2003,  4.95:1.00,  (iv)  on June  30,  2003,  5.55:1:00,  and (v) on
September 30, 2003 and as of the end of each fiscal quarter of the Borrowers and their Subsidiaries thereafter through the Maturity Date, 5.95:1.00."

     (iv) Minimum EBITDA Covenant. Section 6.21 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

     "Section 6.21 Minimum EBITDA. Permit EBITDA to be less than the amount specified below as of the indicated fiscal quarter-end date:

     (A) for The Sports Club/L.A., The Sports Club/Irvine and Reebok Sports Club/NY on a collective basis, as of the end of each fiscal quarter of the Borrowers commencing as of September 30, 2002 through the Maturity Date, $4,750,000; and

     (B) for The Sports Club/Rockefeller Center, The Sports Club/ 61st St. Manhattan, The Sports Club/Washington D.C., The Sports Club/ San Francisco and The Sports Club/Boston on a collective basis, (i) on September 30, 2002, $-2,250,000, (ii) on December 31, 2002, $-1,750,000, (iii) on March 31, 2003,
$-1,250,000,  (iv) on June 30, 2003, $-1,000,000,  and (v) on September 30, 2003
and as of the end of each fiscal quarter thereafter, not less than $-500,000.

The applicable period of determination will be the one full fiscal quarter immediately preceding the date of determination."

     (d)  Amendment  to Section  9.1(l).  Effective  as of the  Effective  Date,
Section 9.1(l) of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(l) Any Person, entity or "group" (within the
                  meaning of Section 13(d) or 14(d) of the Securities Exchange
                  Act), other than SCC, Inc., Millennium Entertainment Partners L.P., D. Michael Talla, Rex Licklider, Kayne Anderson Capital Advisors and its Affiliates or any Person or "group" controlled by one or more of them, (A) acquires beneficial ownership of 30% or more of any outstanding class of capital stock or other equity interests of any Borrower having ordinary voting power in the election of directors or managers of that Borrower or (B) obtains the power (whether or not exercised) to elect a majority of any Borrower's directors or managers."

     (e) Increase in Commitment. Effective as of the Increased Commitment Effective Date, the Loan Agreement is amended to increase the Commitment, as follows:

     (i) The definition of "Commitment" in Section 1.1 of the Loan Agreement is deleted in its entirety, and the following is inserted in lieu thereof:

                           "Commitment" means, collectively, the lending
                  commitment hereunder of the Banks, as such commitment may be reduced or offset under this Agreement. The percentage obligations of each Bank with respect to the Commitment are as follows:

---------------------------------- ---------------------- ---------------------

                  Bank                    Amount               Percentage
---------------------------------- ---------------------- ---------------------
---------------------------------- ---------------------- ---------------------

Comerica Bank-California                $10,000,000              66 2/3%
---------------------------------- ---------------------- ---------------------
---------------------------------- ---------------------- ---------------------

Kayne Anderson                          $5,000,000               33 1/3%
---------------------------------- ---------------------- ---------------------

     (ii) Section 2.1(a) of the Loan Agreement is amended by deleting the figure "$10,000,000" therefrom and substituting the figure "$15,000,000" therefor.

     (iii)  Section  2.6(a) of the Loan  Agreement  is amended by  deleting  the
figure  "$10,000,000"   therefrom  and  substituting  the  figure  "$15,000,000"
therefor.

     (iv) Section 2.6(e) of the Loan Agreement is amended by deleting the figure "$10,000,000" therefrom and substituting the figure "$15,000,000" therefor.

     (f) Addition of Kayne Anderson as a Bank. Effective as of the Increased Commitment Effective Date, Kayne Anderson is hereby added as a Bank to the Loan Agreement. Kayne Anderson agrees that, from and after the Increased Commitment Effective Date, it will be bound by the provisions of the Loan Agreement and the other Loan Documents and will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Bank.

     (g)  Additional  Definitions.   Effective  upon  the  Increased  Commitment
Effective Date, the following new definitions shall be added to Section 1.1 of the Loan Agreement in their proper alphabetical sequence:

     "Comerica" means Comerica Bank-California in its capacity as a Bank hereunder.

     "Kayne Anderson" means KASCY, L.P., a California limited partnership, in its capacity as a Bank hereunder.

     (h) Definition of Bank, Banks and Requisite Banks. Effective as of the Increased Commitment Effective Date, the definition of "Bank," or "Banks" and "Requisite Banks" shall be deleted in their entireties, and the following shall be inserted in lieu thereof:

     "Bank" or "Banks" means individually or collectively Comerica and Kayne Anderson, and any one or more banks, lenders, or other financial institutions which become lending parties to this Agreement in accordance with the terms hereof.

     "Requisite Banks" means, at any time, Banks holding at least 66 2/3% of the aggregate amount of the Loans outstanding, or, if no Loans then are outstanding, Banks having at least 66 2/3% of the aggregate Commitment then in effect.

     (i) Addition of Out of Debt Requirement. Effective as of the Effective Date, the following subsection (f) is added to Section 3.1 of the Loan
Agreement:

                           "(f) Out of Debt Requirement. Notwithstanding
                  anything to the contrary stated in this Agreement, Borrowers shall insure that there are no Loans outstanding, nor any principal, interest, costs, fees or other amounts with respect to any Loans outstanding, for a period of at least thirty (30) consecutive days during each twelve (12) month period commencing on November 1, 2002 and continuing through the Maturity Date."

3. Amendment to Fee Letter. Effective as of the Effective Date, the Fee Letter is hereby amended to reduce the Agency Fee (as defined therein) from $50,000 to $20,000 per annum.

4. General Amendment. Effective as of the Effective Date and the Increased Commitment Effective Date, as the case may be, the Loan Agreement and all other Loan Documents are hereby amended to the further extent required to give effect to the terms and conditions of the amendments to the Loan Agreement effected herein.

5. Full Force and Effect. Effective as of the Effective Date and the Increased Commitment Effective Date, as the case may be, each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained in any such documents shall be deemed to be references to the Loan Agreement, as amended by this Amendment. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

6. Conditions Precedent. The satisfaction of the following shall be conditions precedent for the benefit of the Agent and the Banks to the effectiveness of Sections 2(a), 2(b), 2(c) and 2(d)of this Amendment:

     6.1 Reaffirmation of Intercreditor Agreement. The Agent shall have received a Reaffirmation of Intercreditor Agreement in the form of Exhibit "A" to this Amendment duly executed by each of the parties to the same.

     6.2 Corporate Documents. The Agent shall have received (a) a certificate of an officer of each Borrower to the effect that such Borrower is in compliance in all material respects with all material requirements of applicable law; (b) a certificate of the chief financial officer of each Borrower stating that, after giving effect to the modifications to the Loan Agreement effected herein, as of the Effective Date no Default or Event of Default shall have occurred and be continuing on the Effective Date; and (c) such additional approvals, documents and other information, in form and substance satisfactory to the Agent, as the Agent may reasonably request.

     6.3 Bank Expenses. All legal fees, costs and other expenses which the Agent and the Bank have incurred in connection with this Amendment as of the Effective Date but which have not previously been reimbursed by Borrowers shall have been so reimbursed by Borrowers.

     6.4  Loan  Modification  Fee.   Borrowers  shall  have  paid  the  Agent  a
nonrefundable loan modification fee equal to $12,500 in respect of this Amendment.

7. Further Conditions Precedent. The satisfaction of the following shall be conditions precedent for the benefit of the Agent and the Banks to the effectiveness of Sections 2(e), 2(f), 2(g) and 2(h) of this Amendment:

     7.1 Lenders License. The Agent shall have received from Kayne Anderson on or before February 1, 2003 written evidence satisfactory to the Agent, in its sole and absolute discretion, that Kayne Anderson has been duly licensed by the California Department of Corporations pursuant to Section 22000 et seq. of the California Financial Code.

     7.2 Notes. The Agent shall have received the Notes in the forms of Exhibit "B" and Exhibit "C", each duly executed by the Borrowers.

     7.3 Corporate Documents. The Agent shall have received (a) a certificate of an officer of each Borrower to the effect that such Borrower is in compliance in all material respects with all material requirements of applicable law; (b) a certificate of the chief financial officer of each Borrower stating that, after giving effect to the modifications to the Loan Agreement effected herein, as of the Increased Commitment Effective Date no Default or Event of Default shall have occurred and be continuing on the Effective Date; (c) a certificate of an officer of each Borrower to the effect that the representations and warranties of such Borrower contained in Section 8 below remain true and correct in all material respects as of the Increased Commitment Effective Date; and (d) such additional approvals, documents and other information, in form and substance satisfactory to the Agent, as the Agent may reasonably request.

     7.4 Representations and Warranties. The representations and warranties of Kayne Anderson set forth in Section 4 of that certain Assignment and Acceptance Agreement dated as of even date herewith by and between Comerica Bank and Kayne Anderson shall be true and complete in all material respects as of the Increased Commitment Effective Date as if made on such date, and the Agent shall have received a certificate to such effect signed by a duly authorized officer of Kayne Anderson.

     7.5 Agency Fee. Borrowers shall have paid to the Agent the initial Agency Fee of $20,000, as more particularly set forth in the Fee Letter, as amended herein.

8. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Banks that, except as set forth in this Section 8 and the Schedules of Exceptions delivered to the Agent on August 30, 2002 and October 25, 2002, each representation and warranty made by it in Article IV of the Loan Agreement and each representation and warranty made by it in each other Loan Document, in each case as updated in connection with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment is true and correct on and as of the Effective Date as though made as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date. Notwithstanding the foregoing:

     (a) In lieu of reaffirming the representations and warranties  contained in
Section 4.6 of the Loan Agreement, Borrowers hereby represent, warrant and covenant that Borrowers and their Subsidiaries do not have any material liability or material contingent liability not reflected in the financial statements contained in the Form 10-Q of The Sports Club Company, Inc. filed with the SEC for the fiscal quarter ended June 30, 2002 (the "June 30, 2002
10-Q"), that there has been no material adverse change in the business, operations or condition (financial or otherwise) of Borrowers and their Subsidiaries, taken as a whole, since June 30, 2002, and that such financial statements reflect net assets of the Borrowers in excess of $2,000,000.

     (b) In lieu of reaffirming the representations and warranties  contained in
Section 4.10 of the Loan Agreement, Borrowers represent, warrant and covenant that, except for (i) the matters set forth in Schedule 4.10 to the Loan
Agreement, (ii) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, or (iii) any matter, or series of related matters, involving a threatened claim against Borrowers of less than $100,000, there are no actions, suits or proceedings pending or, to the best knowledge of Borrowers, threatened against or affecting Borrowers or any of their Subsidiaries or any Property of any of them in any court of Law or before any Governmental Agency not reflected in the June 30, 2002 10-Q.

     (c) In lieu of reaffirming the representations and warranties  contained in
Section 4.12 of the Loan Agreement, Borrowers represent, warrant and covenant that, as of the Effective Date, no Default or Event of Default has occurred and is continuing.

     (d) In lieu of reaffirming the representations and warranties  contained in
Section 4.17 of the Loan Agreement, Borrowers represent, warrant and covenant that the financial projections dated October 24, 2002, heretofore delivered to the Agent are based on facts known to Borrowers and on assumptions that are reasonable and consistent with such facts. To the best knowledge of Borrowers, no material fact or assumption is omitted as a basis for such projections, and such projections are reasonably based on such facts and assumptions. Nothing is this Section (d) shall be construed as a representation that such projections in fact will be achieved.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

         [Remainder of page intentionally left blank; signatures follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.



BORROWERS:

THE SPORTS CLUB COMPANY, INC.,             LA/IRVINE SPORTS CLUBS, LTD.,
a Delaware corporation                     a California limited partnership

                                           By:  Sports Club, Inc. of California,
By: /s/ Timothy O'Brien                    general partner
     Timothy O'Brien, its
     Chief Financial Officer
                                           By:/s/ Timothy O'Brien
                                                Timothy O'Brien, its
                                                Chief Financial Officer

PONTIUS REALTY, INC.                       TALLA NEW YORK, INC.,
a California corporation                   a New York corporation

By:  /s/ Timothy O'Brien                        By:/s/ Timothy O'Brien
     Timothy O'Brien, its                       Timothy O'Brien, its
     Chief Financial Officer                    Chief Financial Officer

SPORTS CLUB, INC. OF CALIFORNIA,           IRVINE SPORTS CLUB, INC.,
a California corporation                   a California corporation

By:  /s/ Timothy O'Brien                        By:  /s/ Timothy O'Brien
     Timothy O'Brien, its                       Timothy O'Brien, its
     Chief Financial Officer                    Chief Financial Officer

SCC NEVADA, INC.,                          THE SPORTSMED COMPANY, INC.,
a Nevada corporation                       a California corporation

                                                By:  /s/ Timothy O'Brien
By:  /s/ Timothy O'Brien                        Timothy O'Brien, its
     Timothy O'Brien, its                       Chief Financial Officer
     Chief Financial Officer

SCC SPORTS CLUB, INC.,                     HFA SERVICES, INC.,
a Texas corporation                        a California corporation

By:  /s/ Timothy O'Brien                        By:  /s/ Timothy O'Brien
     Timothy O'Brien, its                       Timothy O'Brien, its
     Chief Financial Officer                    Chief Financial Officer

NY SPORTS CLUB, INC.,                      SCC DEVELOPMENT COMPANY,
a Delaware corporation                     a California corporation

By:  /s/ Timothy O'Brien                        By:  /s/ Timothy O'Brien
     Timothy O'Brien, its                       Timothy O'Brien, its
     Chief Financial Officer                    Chief Financial Officer

SCC CALIFORNIA, INC.,                      SCC REALTY, INC.,
a California corporation                   a California corporation


By:  /s/ Timothy O'Brien                        By:  /s/ Timothy O'Brien
     Timothy O'Brien, its                       Timothy O'Brien, its
     Chief Financial Officer                    Chief Financial Officer

WASHINGTON D.C. SPORTS CLUB, INC.,         SF SPORTS CLUB, INC.,
a Delaware corporation                     a Delaware corporation

By: /s/ Timothy O'Brien                         By: /s/ Timothy O'Brien
    Timothy O'Brien, its President              Timothy O'Brien, its President


AGENT:

COMERICA BANK-CALIFORNIA, a California banking corporation as Agent


By:  /s/ William Phillips
     William Phillips, Vice President


BANKS:

COMERICA BANK-CALIFORNIA, a California banking corporation


By:  /s/ William Phillips
     William Phillips, Vice President



KASCY, L.P., a California partnership


By: /s/ David Shladovsky



AGREED AND ACCEPTED WITH RESPECT TO SECTION 2 OF THIS
AMENDMENT:

GUARANTORS



/s/ Rex Licklider
Rex Licklider



/s/ Michael Talla
Michael Talla



MDP VENTURES, II, LLC, a New York limited liability company


By:/s/ Brian Collins

Its: Vice President

                                    EXHIBIT 99.2


                                     FORM OF
                   CONSENT AND REAFFIRMATION OF INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

     THIS REAFFIRMATION OF INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement"), dated as of October 31, 2002, is made among The Sports Club Company, Inc. (the "Issuer"), the Irvine Sports Club, Inc., SCC Nevada, Inc., a Nevada corporation f/k/a Green Valley Spectrum Club, Inc., the Agent (as defined below) and U.S. Bank Trust, National Association, a national banking association, as trustee (the "Trustee") pursuant to that certain Indenture dated as of April 1, 1999 among, inter alia, the Issuer, the Guarantors (as defined below) and the Trustee with respect to the 11.375% Senior Secured Notes of Issuer due March 15, 2006 (collectively, the "Senior Secured Notes"), and is made with reference to the following:

     A. Pontius Realty, Inc.; Sports Club, Inc. of California; Irvine Sports Club, Inc.; The SportsMed Company; Inc. L.A./Irvine Sports Club, Ltd.; Talla New York, Inc.; SCC Sports Club, Inc.; SCC Nevada, Inc. f/k/a Green Valley Spectrum Club, Inc.; Spectrum Liquidating Company f/k/a Spectrum Liquidating Corp.; SF Sports Club, Inc.; Washington D.C. Sports Club, Inc.; HFA Services, Inc.; SCC California, Inc.; SCC Development Company; SCC Realty, Inc.; and NY Sports Club, Inc. (collectively, the "Guarantors"), the Issuer (collectively with the Guarantors, the "Borrowers"), Comerica Bank-California, a California banking corporation ("Comerica" and, collectively with such other Persons as may from time to time become lenders pursuant to the terms of the Credit Agreement, the "Banks"), and Comerica, as agent for the Banks (the "Agent"), are parties to that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999, as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement dated December 3, 1999, that certain Second Amendment to Fourth Amended and Restated Loan Agreement dated August 10, 2000, that certain Third Amendment to Fourth Amended and Restated Loan Agreement dated as of June 1, 2001, that certain Letter Agreement re: Waiver of Covenant Compliance dated as of March 14, 2002, that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement dated as of May 31, 2002, and that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement dated as of August 30, 2002 (as amended, modified, renewed, extended or replaced from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to make loans to the Borrowers.

     B. The Guarantors have guaranteed the indebtedness of the Issuer to the holders of the Senior Secured Notes.

     C. The parties to this Agreement are parties to that certain Intercreditor and Subordination Agreement dated as of April 1, 1999 (the "Intercreditor Agreement"). Capitalized terms used but not defined in this Agreement have the respective meanings accorded them in the Intercreditor Agreement.

     D. Certain assets of the Borrowers are subject to Liens securing the obligations of the Borrowers to the Agent and the Banks under the Credit Agreement and the obligations of the Issuer and the Guarantors to the holders of the Senior Secured Notes.

     E. The Borrowers, the Agent and the Banks wish to amend the Loan Agreement as more particularly set forth in that certain Sixth Amendment to Fourth Amended and Restated Loan Agreement dated of even date herewith (the "Sixth Amendment").

     F. The Borrowers have requested that the Agent and the Banks waive certain events of default under the Credit Agreement, as more particularly set forth in a letter agreement, dated of even date herewith, among the Agent, the Banks and the Borrowers.

     G. To induce the Bank to agree to such amendment and such waivers, the Trustee has agreed to enter into this Consent and Reaffirmation of Intercreditor and Subordination Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and other agreements hereinafter contained, the parties to this Agreement (collectively, the "Parties") hereby agree as follows:

     1. Consent. Trustee consents to the execution and delivery of, and the performance by the parties thereto under, the Sixth Amendment, including, without limitation, the increase in the Commitment from $10,000,000 to $15,000,000 and the addition of KASCY, L.P., a California limited partnership, as a Bank to the Loan Agreement.

     2. Reaffirmation. Each Party hereby reaffirms on the date hereof each of the covenants and agreements made by it in the Intercreditor Agreement and agrees that each of such covenants and agreements shall remain unmodified and in full force and effect notwithstanding the execution and delivery of the Sixth Amendment, the consummation of any one or more of the amendments to the Loan Agreement referred to therein and the waivers of the events of default referred to above in Recital G.

     3.   Counterparts.   This   Reaffirmation   may  be  executed  in  multiple
counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

                            THE SPORTS CLUB COMPANY, INC.,
                            a California corporation


                            By   /s/ Timothy O'Brien
                                 Timothy O'Brien
                          Title: Chief Financial Officer

        IRVINE SPORTS CLUB, INC.,
        a California corporation


         By       /s/ Timothy O'Brien
                  Timothy O'Brien
         Title: Chief Financial Officer


         SCC NEVADA, INC.,
         a Nevada corporation


         By       /s/ Timothy O'Brien
                  Timothy O'Brien
         Title: Chief Financial Officer


         THE AGENT

         COMERICA BANK-CALIFORNIA,
         a California banking corporation, as Agent


         By       /s/ William Phillips
                  William Phillips
         Title:   Vice President


         THE TRUSTEE

         U.S. BANK TRUST, NATIONAL ASSOCIATION, a national banking association


         By       /s/ Richard Prokosch
         Title:   Vice President